Exhibit 10.5

                           STRAWBRIDGE & CLOTHIER

                             SEPARATION PAY PLAN



                           As of February 28, 1996
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                              TABLE OF CONTENTS
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                                                                       Page

ARTICLE 1 BACKGROUND, PURPOSE AND TERM OF PLAN . . . . . . . . . . . . .  1
          Sec. 1.01  Background. . . . . . . . . . . . . . . . . . . . .  1
          Sec. 1.02  Purpose of the Plan . . . . . . . . . . . . . . . .  1
          Sec. 1.03  Nature and Term of the Plan . . . . . . . . . . . .  2

ARTICLE 2 DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .  2
          Sec. 2.01  "Administrative Committee". . . . . . . . . . . . .  2
          Sec. 2.02  "Benefit" . . . . . . . . . . . . . . . . . . . . .  3
          Sec. 2.03  "Board of Directors". . . . . . . . . . . . . . . .  3
          Sec. 2.04  "Code". . . . . . . . . . . . . . . . . . . . . . .  3
          Sec. 2.05  "Company" . . . . . . . . . . . . . . . . . . . . .  3
          Sec. 2.06  "Employee". . . . . . . . . . . . . . . . . . . . .  3
          Sec. 2.07  "Employment Termination Date" . . . . . . . . . . .  3
          Sec. 2.08  "ERISA" . . . . . . . . . . . . . . . . . . . . . .  3
          Sec. 2.09  "Just Cause". . . . . . . . . . . . . . . . . . . .  3
          Sec. 2.10  "Named Fiduciary" . . . . . . . . . . . . . . . . .  4
          Sec. 2.11  "Participant" . . . . . . . . . . . . . . . . . . .  4
          Sec. 2.12  "Plan". . . . . . . . . . . . . . . . . . . . . . .  4
          Sec. 2.13  "Plan Administrator". . . . . . . . . . . . . . . .  4
          Sec. 2.14  "Plan Sponsor". . . . . . . . . . . . . . . . . . .  4
          Sec. 2.15  "Plan Year" . . . . . . . . . . . . . . . . . . . .  4
          Sec. 2.16  "Sale of the Company" . . . . . . . . . . . . . . .  5
          Sec. 2.17  "Terminated Employee" . . . . . . . . . . . . . . .  5

ARTICLE 3 PARTICIPATION AND ELIGIBILITY FOR BENEFITS . . . . . . . . . .  5
          Sec. 3.01  General Benefits Award Requirement. . . . . . . . .  5
          Sec. 3.02  Plan Sponsor's Discretion . . . . . . . . . . . . .  6
          Sec. 3.03  Exercise of Discretionary Authority . . . . . . . .  7

ARTICLE 4 CALCULATION OF BENEFITS. . . . . . . . . . . . . . . . . . . .  7
          Sec. 4.01  Amount of Benefit.  . . . . . . . . . . . . . . . .  7
          Sec. 4.02  Reductions. . . . . . . . . . . . . . . . . . . . . 11
          Sec. 4.03  Additional Services Payment . . . . . . . . . . . . 11
          Sec. 4.04  Effect on Other Benefits. . . . . . . . . . . . . . 12

ARTICLE 5 METHOD AND DURATION OF BENEFIT PAYMENTS. . . . . . . . . . . . 12
          Sec. 5.01  Method of Payment . . . . . . . . . . . . . . . . . 12
          Sec. 5.02  Cessation of Benefit Payments . . . . . . . . . . . 13

ARTICLE 6 THE PLAN ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . 13
          Sec. 6.01  Appointment . . . . . . . . . . . . . . . . . . . . 13
          Sec. 6.02  Authority and Duties. . . . . . . . . . . . . . . . 13
          Sec. 6.03  Compensation of the Plan Administrator. . . . . . . 14
          Sec. 6.04  Records, Reporting and Disclosure . . . . . . . . . 14
          Sec. 6.05  Bonding . . . . . . . . . . . . . . . . . . . . . . 15

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ARTICLE 7 AMENDMENT AND TERMINATION. . . . . . . . . . . . . . . . . . . 15
          Sec. 7.01  Amendment, Suspension and Termination . . . . . . . 15

ARTICLE 8 DUTIES OF THE PLAN SPONSOR . . . . . . . . . . . . . . . . . . 16
          Sec. 8.01  Records . . . . . . . . . . . . . . . . . . . . . . 16
          Sec. 8.02  Payment . . . . . . . . . . . . . . . . . . . . . . 16

ARTICLE 9 CLAIM PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . 16
          Sec. 9.01  Claims for Benefits . . . . . . . . . . . . . . . . 16

ARTI-     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 18
CLE 10    Sec. 10.01  Nonalienation of Benefits. . . . . . . . . . . . . 18
          Sec. 10.02  No Contract of Employment. . . . . . . . . . . . . 18
          Sec. 10.03  Severability of Provisions . . . . . . . . . . . . 19
          Sec. 10.04  Heirs, Assigns, and Personal
                         Representatives . . . . . . . . . . . . . . . . 19
          Sec. 10.05  Headings and Captions. . . . . . . . . . . . . . . 19
          Sec. 10.06  Gender and Number. . . . . . . . . . . . . . . . . 19
          Sec. 10.07  Unfunded Plan. . . . . . . . . . . . . . . . . . . 20
          Sec. 10.08  Payments to Incompetent Persons, Etc . . . . . . . 20
          Sec. 10.09  Appendices . . . . . . . . . . . . . . . . . . . . 20
          Sec. 10.10  Lost Payees. . . . . . . . . . . . . . . . . . . . 21
          Sec. 10.11  Controlling Law. . . . . . . . . . . . . . . . . . 21

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                                  ARTICLE 1

                    BACKGROUND, PURPOSE AND TERM OF PLAN
                    ------------------------------------

          Sec. 1.01 BACKGROUND. Strawbridge & Clothier (the "Plan Sponsor") hereby establishes the Strawbridge & Clothier Separation Pay Plan to provide severance pay awards to certain employees who are involuntarily terminated as a result of a sale of the Company. This instrument sets forth the terms of the discretionary Separation Pay Plan of the Plan Sponsor as of February 28, 1996.

          Sec. 1.02  PURPOSE OF THE PLAN.  The Strawbridge &
Clothier Separation Pay Plan (the "Plan"), as set forth herein, is intended to reduce financial hardships which may be experienced by certain of those eligible Employees of the Plan
Sponsor whose employment is terminated involuntarily, without fault of the Employee as a result of a sale of the Company.
Benefits under the Plan for those eligible Employees are intended to be supplemental unemployment benefits. The amount of the Benefit to be provided may be modified by the Plan Sponsor exercising its rights as a settlor, as set forth in Article 7 of this document. The Plan is not intended to be an "employee pension benefit plan" or "pension plan" as those terms are defined at section 3(2) of ERISA. Rather, the Plan is intended to constitute a "severance pay plan" within the meaning of regulations published by the Secretary of Labor at Title 29, Code of Federal Regulations, section 2510.3-2(b). The Benefits paid by the

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Plan are not intended as deferred compensation, and no Employee shall have a vested right to such Benefits.

          Sec. 1.03 NATURE AND TERM OF THE PLAN. The Plan sets forth the severance pay policy of the Plan Sponsor. Nothing herein is intended to, and nothing herein shall be construed to, change the discretionary nature of the policy and the awarding of Benefits pursuant thereto. The Plan Sponsor hereby reserves the right, whether in an individual case or more generally, to alter, reduce or eliminate any practice, policy or benefit, in whole or in part, without notice, in accordance with the further provisions hereof. The Plan will continue until such time as the Plan Sponsor acting in its sole and absolute discretion, elects to modify, supersede or terminate the Plan, in accordance with the further provisions hereof.

                                  ARTICLE 2

                                 DEFINITIONS
                                 -----------

          Sec. 2.01 "ADMINISTRATIVE COMMITTEE" means the committee that the Board of Directors has charged with responsibility for administration of employee benefits, or any individual or individuals to whom the Administrative Committee has delegated some or all of its responsibilities hereunder. The Administrative Committee shall consist of David Strawbridge, G. Leonard Shea, and George Scudder of the Plan Sponsor.

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          Sec. 2.02  "BENEFIT" means the severance pay award that
a Participant is entitled to receive pursuant to Section 4.01 of the Plan.

          Sec. 2.03 "BOARD OF DIRECTORS" means the board of directors or other governing body of the Plan Sponsor.

          Sec. 2.04  "CODE" means the Internal Revenue Code of
1986, as amended, and any successor statute of similar nature and purpose.

          Sec. 2.05  "COMPANY" means Strawbridge & Clothier.

          Sec. 2.06 "EMPLOYEE" means a person rendering service as a full-time or part-time employee of the Plan Sponsor and who is a common law employee of the Plan Sponsor. The term does not include self-employed persons, independent contractors, persons considered "leased employees" under the Code, contingent employees, seasonal employees or employees who are represented by a labor organization for the purpose of collective bargaining.

          Sec. 2.07 "EMPLOYMENT TERMINATION DATE" means the date on which the employment relationship between the Employee and the Plan Sponsor is terminated as a result of a Sale of the Company.

          Sec. 2.08  "ERISA" means the Employee Retirement Income
Security Act of 1974 (P.L. 93-406), as amended, and any successor statute of similar purpose.

          Sec. 2.09 "JUST CAUSE" is any reason for dismissing an individual from employment with the Plan Sponsor which the Plan Sponsor determines, in its sole discretion, would constitute grounds for denying payment of Benefits under the Plan upon the

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individual's dismissal.  Just Cause shall include, but shall not be limited to, dismissal due to breach of trust, clearly unacceptable behavior, excessive absenteeism or tardiness, unsatisfactory performance caused by willful misconduct, insubordination.

          Sec. 2.10  "NAMED FIDUCIARY" means the Plan
Administrator and such other persons delegated fiduciary responsibilities by the Plan Administrator. Each Named Fiduciary shall have only those particular powers, duties, responsibilities and obligations as are specifically given such Named Fiduciary under the Plan. Any Named Fiduciary, if so appointed, may perform in more than one fiduciary capacity.

          Sec. 2.11 "PARTICIPANT" means any Terminated Employee who is entitled to a Benefit under the Plan pursuant to Article 3.

          Sec. 2.12  "PLAN" means the Strawbridge & Clothier
Separation Pay Plan, as set forth herein, and as the same may from time to time be amended.

          Sec. 2.13  "PLAN ADMINISTRATOR" means the
Administrative Committee.

          Sec. 2.14  "PLAN SPONSOR" means Strawbridge & Clothier.
The term "Plan Sponsor" shall also include any successor to the Plan Sponsor if such successor adopts the Plan.

          Sec. 2.15 "PLAN YEAR" means the period commencing each January 1 and ending on the following December 31.

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          Sec. 2.16  "SALE OF THE COMPANY" means (i) the direct
or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than 50% of the combined voting power of the Company's outstanding securities, whether pursuant to a sale of securities, merger or other corporate transaction, (ii) the sale, transfer or other disposition of more than 75% of the Company's assets in a single or related series of transactions, or (iii) the sale, transfer or other disposition of any operating division, unit or other group of the Company through the sale of its assets or otherwise, as determined by the Plan Sponsor in its sole and absolute discretion.

          Sec. 2.17 "TERMINATED EMPLOYEE" means an Employee who has experienced an Employment Termination Date.


                                 ARTICLE 3

                PARTICIPATION AND ELIGIBILITY FOR BENEFITS
                ------------------------------------------

          Sec. 3.01  GENERAL BENEFITS AWARD REQUIREMENT.

          (a) Subject to Paragraphs (b), (c), and (d) in order to be eligible to receive a Benefit hereunder, a Terminated
Employee must have been involuntarily terminated as a result of a Sale of the Company.

          (b) Notwithstanding anything in the Plan to the contrary, in no event shall an Employee be considered to have involuntarily terminated his or her employment for purposes of Paragraph (a) if his or her employment with the Plan Sponsor is

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discontinued due to (1) Just Cause, (2) voluntary cessation of employment (with or without notice), (3) unsatisfactory performance, (4) retirement, (5) death, or (6) the Sale of the Company where the Employee has been offered employment with the new employer, under terms and conditions generally comparable to the terms and conditions of the Employee's employment with the Plan Sponsor, and the Employee continues in such employment for a period of time at least equal to the amount of time the Employee is entitled to the benefits specified in Section 4.01(f), assuming that the Employee was otherwise eligible for benefits under Section 4.01(f).

          (c) Notwithstanding anything in the Plan to the contrary, a Terminated Employee shall not be eligible to receive a benefit unless he or she executes a release of any claims he or she may have against Strawbridge & Clothier and its affiliates.

          (d) Notwithstanding anything in the Plan to the contrary, a Terminated Employee shall not be eligible to receive a benefit if he or she is a party to an Employment Agreement for Key Executive Employees at the time of the Sale of the Company.

          Sec. 3.02 PLAN SPONSOR'S DISCRETION. Any Terminated Employee who satisfies the requirements of Section 3.01, as determined by the Plan Sponsor, in its discretion, shall be entitled to receive a severance pay award under the Plan. The amount of any such severance pay award shall be determined in accordance with the provisions of Section 4.01.

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          Sec. 3.03  EXERCISE OF DISCRETIONARY AUTHORITY.  The
discretionary authority reserved to the Plan Sponsor under
Section 3.02 shall be exercised by David Strawbridge and/or his designee. In exercising discretionary authority pursuant to
Section 3.02, none of the individuals described in the preceding sentence shall be acting in a fiduciary capacity, and they shall be free to act solely on the basis of their business judgment.


                                 ARTICLE 4

                          CALCULATION OF BENEFITS
                          -----------------------

          Sec. 4.01 AMOUNT OF BENEFIT. A Terminated Employee who has satisfied the requirements of Section 3.01 and has been selected to receive a severance pay award pursuant to Section 3.02, shall be entitled to receive an amount specified as follows:

          (a) Persons classified by the Plan Sponsor as "Divisional Managers" shall be entitled to receive an amount equal to one year of salary, not including bonuses, regardless of their length of service.

          (b)  Persons classified by the Plan Sponsor as "Major
Executives" and "Executive Professionals" shall be entitled to the greater of six months of salary, not including bonuses, or an amount equal to the product of (1) and (2) below:

               (1)  The Participant's length of continuous
               service with the Plan Sponsor expressed in terms of number of whole years rounded up to the next

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               whole number if less than a whole year, as
               determined by the Plan Sponsor; and

               (2)  The Participant's annual salary rate in
               effect on the Participant's last day of work, as determined by the Plan Sponsor, divided by 52.
               For purposes of this calculation, the
               Participant's annual salary rate shall not include any bonuses;

          (c) Persons classified by the Plan Sponsor as "Executives" and "Professionals" shall be entitled to the greater of three months of salary, not including bonuses, or an amount equal to the product of (1) and (2) below:

               (1)  The Participant's length of continuous
               service with the Plan Sponsor expressed in terms of number of whole years employed rounded up to the next whole number if less than a full year, as determined by the Plan Sponsor; and

               (2)  The Participant's annual salary rate in
               effect on the Participant's last day of work, as determined by the Plan Sponsor, divided by 52.
               For purposes of this calculation, the
               Participant's annual salary rate shall not include any bonuses;

          (d)  Persons classified by the Plan Sponsor as "Regular
Hourly" and "Part-Time Regular Hourly" Employees shall be entitled an amount equal to the product of (1) and (2) below:

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               (1)  The Participant's length of continuous
               service as a Regular Hourly or Part-Time Regular Hourly Employees with the Plan Sponsor expressed in terms of number of whole years employed rounded up to the next whole number if less than a whole year, as determined by the Plan Sponsor divided by two; and

               (2)  The Participant's current hourly rate
               multiplied by the regularly scheduled hours per week in effect on the Participant's last day of work, as determined by the Plan Sponsor. For commission eligible associates the hourly rate will be adjusted to reflect the commissions earned in the prior calendar year.

          (e) Notwithstanding anything in this Section 4.01 to the contrary, in the event of the Sale of the Company where the Employee has been offered employment with the new employer, under terms and conditions generally comparable to the terms and conditions of the Employee's employment with the Plan Sponsor, and the Employee accepts such employment, no benefit payments shall be due or made for the period of employment with the buyer. Benefit payments shall commence as of the end of the period of employment with the buyer and shall continue for the balance of the period of time described in this Section 4.01. Benefits which would otherwise be payable but for the Employee's employment with the buyer shall be forfeited.

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

          (f) In addition to the benefits set forth above, a Participant shall be entitled to continue as a participant in all health plans, life insurance plans and employee discount programs sponsored by Strawbridge & Clothier that the Participant was a participant in prior to his or her Employment Termination Date. All coverage levels, benefits, co-pays, employee contributions and other benefit terms and conditions shall be the same as a similarly situated active employee. In the event that there are no similarly situated active employees, coverage levels, benefits, co-pays, employee contributions and other benefit terms and conditions shall be the same as were in effect immediately prior to the Terminated Employee's termination. For purposes of
Section 4.01(f), an Eligible Terminated Employee shall continue to be covered under the previously identified plans for the number of weeks specified below:

Persons Classified
by the Plan Sponsor as                 Number of Weeks
- ----------------------                 ---------------
"Divisional Manager"                   52 weeks

"Major Executives" and                 The greater of 26 weeks or 1
"Executive Professionals"              week multiplied by the number of
                                       whole years of service, rounded
                                       up to the next whole number if
                                       less than a whole year

"Executives" and                       The greater of 13 weeks or 1
"Professionals"                        week multiplied by the number of
                                       whole years of service, rounded
                                       up to the next whole number if
                                       less than a whole year

"Regular Hourly" And "Part-            The number of weeks equal to the
Time Regular Hourly"                   number of whole years of
Employees                              service, rounded up to the next
                                       whole year if less than a whole
                                       year, divided by 2.

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A Terminated Employee shall be entitled to purchase Continued
Health Care Coverage in accordance with ERISA, using the date that coverage ceases to be provided under this Section 4.01(f) as the date of the first "Qualifying Event," as that phrase is defined by ERISA.

          (g) In the event that a Terminated Employee was demoted or his or her salary/hourly rate (as applicable) was reduced within six months prior to his or her Employment Termination Date (for reasons other than unsatisfactory performance), such Terminated Employee's employment classification and/or salary/hourly rate prior to such demotion and/or reduction shall be used for purposes of determining such Terminated Employee's benefits under this Section 4.01.

          Sec. 4.02 REDUCTIONS. The Benefits payable hereunder shall be reduced by any and all payments required to be made by the Plan Sponsor under federal, state and local law, including, but not limited to the Worker Adjustment and Retraining Notification Act, 29 U.S.C. section 2101 et seq. or any otherwise applicable workers' compensation.

          Sec. 4.03 ADDITIONAL SEVERANCE PAYMENTS. In addition to the benefit payable under Section 4.01, the Plan Sponsor, in its sole discretion, may select and pay certain Participants an additional severance bonus. The Plan Sponsor shall provide to an eligible Participant a written notice of such Participant's selection. Such notice shall specify the terms and conditions for receipt of this additional benefit.

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          Sec. 4.04  EFFECT ON OTHER BENEFITS.  There shall not
be drawn from the continued provision by the Plan Sponsor of any Benefit hereunder any implication of continued employment or of any continued right to accrual of retirement plan benefits, nor shall the Terminated Employee accrue vacation days, paid holidays, or other similar benefits normally associated with employment for any part of the period during or in respect of which a Benefit is payable under the Plan, except as provided in
Section 4.01(f).


                                 ARTICLE 5

                  METHOD AND DURATION OF BENEFIT PAYMENTS
                  ---------------------------------------

          Sec. 5.01 METHOD OF PAYMENT. A Participant's Benefit shall be paid in accordance with normal payroll practices, with the first payment commencing as soon as practicable after the Participant's Employment Termination Date. In no event will interest be credited on the unpaid balance to which a Participant may become entitled. Payment shall be made by mail to the last address provided by the Participant to the Plan Sponsor.

          If at any time before or after the commencement of payment, the Plan Sponsor or the Administrative Committee determine that any conduct of the Participant is adverse to the interests of the Plan Sponsor, all payments under this Section shall cease. This paragraph shall become null and void following a Change of Control as defined in Section 7.01.

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          Sec. 5.02  CESSATION OF BENEFIT PAYMENTS.  A
Participant shall cease to participate in the Plan, and all Benefit payments shall cease upon the occurrence of the earliest of:

          (a) Completion of payment to the Participant of the Benefit to which he or she is entitled under Section 4.01;

          (b) Termination by the Plan Administrator of the Terminated Employee's right to be a Participant upon discovery of the occurrence of Just Cause, whether or not such discovery occurs before the Employment Termination Date, provided that the Plan Administrator terminates such benefits prior to a Change of Control as defined in Section 7.01;

          (c)  The modification or termination of the Plan; or

          (d)  The death of the Terminated Employee.


                                 ARTICLE 6

                          THE PLAN ADMINISTRATOR
                          ----------------------

          Sec. 6.01 APPOINTMENT. The Plan Administrator shall be a committee comprised of David Strawbridge, G. Leonard Shea, and George Scudder.

          Sec. 6.02  AUTHORITY AND DUTIES.  The Plan
Administrator shall have the full discretionary power and authority to construe, interpret and administer the Plan, to correct deficiencies in the Plan, to make factual determinations and to supply omissions. All decisions, actions and

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interpretations of the Plan Administrator shall be final, binding and conclusive upon the parties.

          Sec. 6.03 COMPENSATION OF THE PLAN ADMINISTRATOR. The Plan Administrator shall serve without compensation for its services as such. However, all reasonable expenses of the Plan Administrator shall be paid or reimbursed by the Plan Sponsor upon proper documentation. The Plan Administrator shall be indemnified by the Plan Sponsor against personal liability for actions taken in good faith in the discharge of duties as the Plan Administrator.

          Sec. 6.04 RECORDS, REPORTING AND DISCLOSURE. The Plan Administrator shall keep all individual and group records relating to Participants and former Participants and all other records necessary for the proper operation of the Plan. Such records shall be made available to the Plan Sponsor and to each Participant for examination during business hours except that a Participant shall examine only such records as pertain exclusively to the examining Participant and to the Plan. The Plan Administrator shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code, and every other relevant statute, each as amended, and all regulations thereunder (except that the Plan Sponsor, as payor of the Benefits, shall prepare and distribute to the proper recipients all forms relating to withholding of income or wage taxes, Social Security taxes, and other amounts which may be similarly reportable).

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          Sec. 6.05  BONDING.  The Plan Administrator shall
arrange for such bonding as may be required by law, if any, but not in an amount in excess of the amount required by law.


                                 ARTICLE 7

                         AMENDMENT AND TERMINATION
                         -------------------------

          Sec. 7.01 AMENDMENT, SUSPENSION AND TERMINATION. The Plan Sponsor, by action of the Board of Directors, shall have the right, at any time and from time to time, to amend, suspend or terminate the Plan in whole or in part, for any reason, and without either the consent of or the prior notification to any Participant. No such amendment or termination shall give the Plan Sponsor the right to recover any amount paid to a Participant prior to the date of such amendment or termination. However, any such amendment or termination may cause the cessation and discontinuance of payments of Benefits to any person or persons under the Plan. The Plan Sponsor, by action of the Board of Directors, shall have the right to delegate its authority and power hereunder, or any portion thereof, to any committee of the Plan Sponsor, and the right to rescind any such delegation in whole or in part.

          Notwithstanding anything in the Plan to the contrary, the Plan may not be amended, suspended or terminated in whole or in part for three years following a Change of Control. For purposes of this Plan, Change of Control shall mean a change in the identity of a majority of the Board of Directors within any

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period of either two calendar years or twenty-four consecutive months, treating, however, as unchanged for this purpose, the identity of any member of the Board of Directors who retires or dies and who, subsequent to such retirement or death, is replaced by a new member of the Board of Directors appointed by the remaining Board of Directors.


                                 ARTICLE 8

                        DUTIES OF THE PLAN SPONSOR
                        --------------------------

          Sec. 8.01 RECORDS. The Plan Sponsor shall supply to the Plan Administrator all records and information necessary to the performance of the Plan Administrator's duties.

          Sec. 8.02 PAYMENT. The Plan Sponsor shall make payments from its general assets to Participants who are former
Employees of the Plan Sponsor in accordance with the terms of the Plan.


                                 ARTICLE 9

                             CLAIM PROCEDURES
                             ----------------

          Sec. 9.01 CLAIMS FOR BENEFITS. The Plan Sponsor will advise each Terminated Employee of any benefits to which he or she is entitled under the Plan. If any person believes that the Plan Sponsor has failed to advise him or her of any benefit to which he or she is entitled, he or she may file a written claim with the Plan Administrator. The Plan Administrator shall review such claim and respond thereto within a reasonable time after

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receiving the claim.  The Plan Administrator shall provide to every claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant:

     (1)  the specific reason or reasons for the denial;

     (2) specific reference to pertinent Plan provisions on which the denial is based;

     (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

     (4) an explanation of the claims review procedure set forth in the following paragraph.

     Within 60 days of receipt by a claimant of a notice denying a claim under the preceding paragraph, the claimant or his or her duly authorized representative may request in writing a full and fair review of the claim by the Administrative Committee. The Administrative Committee may extend the 60-day period where the nature of the benefit involved or other attendant circumstances make such extension appropriate. In connection with such review, the claimant or his duly authorized representative may review pertinent documents and may submit issues and comments in writing. The Administrative Committee shall make a decision promptly, and not later than 60 days after the Plan's receipt of a request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

          The Administrative Committee shall have the full discretionary power and authority to construe, interpret and to administer the Plan, to correct deficiencies in the Plan, to make factual determinations and to supply omissions.


                                ARTICLE 10

                               MISCELLANEOUS
                               -------------

          Sec. 10.01 NONALIENATION OF BENEFITS. None of the payments, Benefits or rights of any Participant shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, Benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Participant. No Participant shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the Benefits or payments which he or she may expect to receive, contingently or otherwise, under the Plan.

          Sec. 10.02 NO CONTRACT OF EMPLOYMENT. Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any Benefits shall be construed as giving any Participant or Employee, or any person whosoever, the right to be retained in the service of the Plan Sponsor, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

          Sec. 10.03 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

          Sec. 10.04  HEIRS, ASSIGNS, AND PERSONAL
REPRESENTATIVES. The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant, present and future (except that no successor to the Plan Sponsor shall be considered the Plan
Sponsor unless that successor adopts the Plan).

          Sec. 10.05 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

          Sec. 10.06 GENDER AND NUMBER. Except where clearly indicated by context, the masculine and the neuter shall include the feminine and the neuter, the singular shall include the plural, and vice-versa.

          Sec. 10.07 UNFUNDED PLAN. The Plan shall not be funded. No Participant shall have any right to, or interest in, any assets of the Plan Sponsor which may be applied by the Plan
Sponsor to the payment of Benefits.

          Sec. 10.08 PAYMENTS TO INCOMPETENT PERSONS, ETC. Any Benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Plan Sponsor, the Plan Administrator and all other parties with respect thereto.

          Sec. 10.09 APPENDICES. From time to time, the Plan Sponsor may elect, by written resolution, to append provisions of limited duration to the Plan to govern what the Plan Sponsor determines to be special circumstances governing a substantial number of its Employees. Each such Appendix, during the period stipulated therein, shall be deemed a part of the Plan. Except as otherwise stated in any such Appendix applicable to any Employee or Terminated Employee, the rights of such Employee or Terminated Employee as stated in such Appendix shall supersede the rights provided under the Plan, the Benefits provided under such Appendix shall be in lieu of comparable or stipulated Benefits provided under the Plan, and there shall be no duplication of Benefits.

          Sec. 10.10 LOST PAYEES. A Benefit shall be deemed forfeited if the Plan Administrator is unable to locate a Participant to whom a Benefit is due. Such Benefit shall be reinstated if application is made by the Participant for the forfeited Benefit while the Plan is in operation.

          Sec. 10.11 CONTROLLING LAW. The Plan shall be construed and enforced according to Pennsylvania law except to the extent superseded by federal law.

     IN WITNESS WHEREOF, and as evidence of the adoption of the Plan, the Plan Sponsor has caused the same to be executed by its duly authorized officers and its corporate seal to be affixed hereto this ______ day of February, 1996.


                                       STRAWBRIDGE & CLOTHIER
Attest:
                                       By:___________________________________

                                       Title:________________________________
______________________________
Secretary

                     FORM OF RESOLUTION TO BE ADOPTED
                  AT A MEETING OF THE BOARD OF DIRECTORS

RESOLVED, that this corporation revokes, rescinds and terminates the Strawbridge & Clothier Severance Pay Plan, as originally adopted effective November 1, 1995, at a meeting of the Board of Directors held on November 22, 1995;

RESOLVED, that this corporation adopts the Strawbridge & Clothier Separation Pay Plan (the "Plan"), in the form attached hereto and made a part hereof, the same to be effective as of February 28, 1996, as a supplemental unemployment benefit plan for the benefit of those employees of this corporation who may qualify under the terms of the Plan;

FURTHER RESOLVED, that the proper officers of this corporation be, and they hereby are, authorized and directed to execute such instruments and to perform such acts as they, in their sole discretion, deem necessary or desirable to effectuate the intent of the foregoing resolution and to implement the Plan and carry out its intended purpose.